Fees Summary	May 08, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ (0)
Total Fee Amount	1,132.39
Total Transaction Valuation	8,199,801.71
Total Offset Amount	(0)
Net Fee	$ 1,132.39